UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 8, 2026
Dream Finders Homes, Inc.
(Exact name of registrant as specified in its charter)

Texas	001-39916	85-2983036
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14701 Phillips Highway, Suite 300 Jacksonville, Florida	32256
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (904) 644-7670
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	DFH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
On July 8, 2026, Dream Finders Homes, Inc. (“Dream Finders Homes”, “Dream Finders”) issued a press release regarding the proposal to the board of directors of Beazer Homes USA, Inc. (“Beazer”) to acquire all outstanding shares of Beazer Homes USA, Inc. in an all-cash transaction. A copy of the press release is furnished as Exhibit 99.1 and a copy of a related investor presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated by reference into this Item 7.01.
The information furnished under this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Forward-Looking Statements
This communication, and other written or oral statements made from time to time by management contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. The words “anticipate”, “believe”, “estimate”, “expect”, “intend”, “will”, “should”, “propose”, “projecting”, “driving”, “confidence” and similar expressions, including statements regarding the proposed transaction, benefits and synergies of the proposed transaction and future opportunities for the combined company, are intended to identify forward-looking statements. These statements reflect management’s current beliefs, assumptions and expectations and are subject to a number of factors that may cause actual results to differ materially. Such factors include but are not limited to the ultimate outcome of any possible transaction between Dream Finders Homes and Beazer, including the possibility that the parties will not agree to pursue a business combination transaction or that the terms of any definitive agreement will be materially different from those described herein; uncertainties as to whether Beazer will cooperate with Dream Finders regarding the proposed transaction; Dream Finders Homes’ ability to consummate the proposed transaction with Beazer; the conditions to the completion of the proposed transaction, including the receipt of any required shareholder approvals and any required regulatory approvals; Dream Finders Homes’ ability to finance the proposed transaction with Beazer; the possibility that Dream Finders may be unable to achieve expected synergies within the expected time-frames or at all and to successfully integrate Beazer’s operations, the retention of certain key employees may be difficult; and general economic conditions that are less favorable than expected. All forward-looking statements are based on Dream Finders Homes’ beliefs as well as assumptions made by and information currently available to Dream Finders Homes. These statements reflect Dream Finders Homes’ current views with respect to future events and are subject to various risks, uncertainties and assumptions. These risks, uncertainties and assumptions are discussed in Dream Finders Homes’ Annual Report on Form 10-K for the year ended December 31, 2025 and other filings with the U.S. Securities and Exchange Commission (the “SEC”). Dream Finders Homes undertakes no obligation to update or revise any forward-looking statement, except as may be required by applicable law.
Additional Information
This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. This communication relates to a proposal that Dream Finders Homes’ has made for a business combination transaction. In furtherance of this proposal and subject to future developments, Dream Finders Homes (and, if applicable, Beazer) may file one or more registration statements, proxy statements, tender offer statements or other documents with the SEC. This communication is not a substitute for any proxy statement, registration statement, tender offer statement, prospectus or other document Dream Finders and/or Beazer may file with the SEC in connection with the proposed transaction.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Number	Description
99.1	Press Release dated July 8, 2026
99.2	Investor Presentation dated July 8, 2026
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DREAM FINDERS HOMES, INC.

Date: July 8, 2026	By:	/s/ Robert E. Riva
Robert E. Riva
Vice President, General Counsel and Corporate Secretary